SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported): December 9, 1997

                                 ---------------


                             DHB CAPITAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                     0-22429
                            (Commission File Number)



   Delaware                              0-22429                 11-3129361
--------------------------------------------------------------------------------
(State or other jurisdiction            (Commission            (IRS Employer
of incorporation)                       File Number)         Identification No.)



               11 Old Westbury Road, Old Westbury, New York 11568
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code : (516) 997-1155



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. Change in Registrant's Certifying Accountant

On December 9, 1997, the firm of Capraro, Centofranchi, Kramer & Co., P.C. resigned as the registrant's principal certifying accountant. The accountant's report on the financial statements for the past two years contained an unqualified opinion. During the registrant's two most recent fiscal years and subsequent interim periods preceding their resignation, there were no disagreements with the former accountants on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure.



Exhibits
--------

 1. Former accountant's letter





                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        DHB Capital Group, Inc.
                                                              (Registrant)

Date : December 15,1997                                 /s/ David H. Brooks, CEO
                                                        ------------------------
                                                            David H. Brooks
                                                              (Signature)